SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           June 30, 2000
                           ----------------
                            Date of Report
                  (Date of Earliest Event Reported)

          EMC ENERGIES, INC.
                       -----------------------
       (Exact Name of Registrant as Specified in its Charter)

    Nevada              0-05391             83-0210365
    --------              -------             ----------
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)

                      4685 South Highland Drive #202
                         Salt Lake City, UT 84111
                        ---------------------------
                 (Address of Principal Executive Offices)

                               (801) 274-1011
                               -------------
                       Registrant's Telephone Number



                                    ---
        (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.

     Pursuant to a majority consent of the outstanding shares of the Company, an Agreement an Plan of Reorganization between EMC Energies, Inc. and Metwood, Inc. was approved, whereby 10,000,000 shares of EMC Energies, Inc. was exchanged for the issued and outstanding shares of Metwood, Inc., effective June 30, 2000.

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Item 2.  Acquisition or Disposition of Assets.

        None; not applicable

Item 3.  Bankruptcy or Receivership.

         None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         None; not applicable.

Item 5.  Other Events.

         Pursuant to a majority consent of the outstanding shares of the Company, the Company changed its name from EMC Energies, Inc. to Metwood, Inc.

Item 6.  Resignations of Directors and Executive Officers.

        None; not applicable

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

              To be filed within 60 days.

         (b)  Pro Forma Financial Information.

              To be filed within 60 days.

         (c)  Exhibits.

     Exhibit        SEC             Description of Exhibit
     Number         Reference

     1              2.0             Agreement & Plan of Reorganization


    * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 8.  Change in Fiscal Year.

         None; not applicable.

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Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         None; not applicable.



                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                       EMC ENERGIES, INC.
                       -----------------------

Date: 7/17/2000        By/s/Mike Callahan
                       ---------------------
                       Mike Callahan
                       President

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